UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 11, 2024
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01    Entry into a Material Definitive Agreement.

In September 2021, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed with the Federal Energy Regulatory Commission (“FERC”) a modified contract termination payment methodology tariff as Rate Schedule No. 281 that provides a process should a utility member of Tri-State elect to withdraw from membership in Tri-State and terminate its wholesale electric service contract with Tri-State. The tariff process includes requirements for a two-year notice and the payment of a contract termination payment to Tri-State. In October 2021, FERC accepted the modified contract termination payment methodology, to be effective November 1, 2021, subject to refund. FERC set the matter for hearing and instituted a concurrent Federal Power Act section 206 proceeding to determine the justness and reasonableness of the modified methodology.

A hearing on the modified contract termination payment methodology occurred in May 2022 before an administrative law judge at FERC. On September 29, 2022, the administrative law judge issued an initial decision that endorsed the FERC trial staff modified balance sheet approach methodology (“Initial Decision”). In October 2022, Tri-State and other parties filed exceptions to the Initial Decision.

On January 24, 2023, Mountain Parks Electric, Inc. (“MPEI”) provided Tri-State a non-conditional two-year notice of intent to withdraw from membership in Tri-State, with a February 1, 2025 withdrawal effective date.

On December 19, 2023, FERC issued an order on the Initial Decision and affirmed in part, reversed in part, modified in part, and clarified the Initial Decision in part (“FERC December 19 Order”). Generally, FERC adopted a further modified version of FERC trial staff’s modified balance sheet approach methodology, referred to as the Adopted BSA. Tri-State and other parties have filed petitions for review of the FERC December 19 Order, which is currently being briefed before the United States Court of Appeals for the Tenth Circuit.

On January 25, 2024, Tri-State filed a revised Rate Schedule 281 with FERC with the contract termination methodology based upon the FERC December 19 Order. On March 29, 2024, FERC issued an order accepting Tri-State’s revised Rate Schedule 281, subject to further compliance filing, and established hearing and settlement judge procedures related to the sleeving administrative fee methodology set forth in the revised Rate Schedule 281. On April 12, 2024, Tri-State submitted a further revised Rate Schedule 281 as directed by FERC's March 2024 order (“April Version Rate Schedule 281”). FERC has not issued an order on the April Version Rate Schedule 281.

On October 11, 2024, Tri-State and MPEI entered into a Membership Withdrawal Agreement (“Withdrawal Agreement”) that Tri-State will file with FERC. The Withdrawal Agreement describes the practical action items and related rights and obligations of the parties involved with effectuating the withdrawal of MPEI from Tri-State’s membership. The Withdrawal Agreement provides for the following to occur effective as of the withdrawal date of February 1, 2025: (a) MPEI will withdraw from its membership in Tri-State, (b) certain specified contracts between Tri‑State and MPEI, including the Wholesale Electric Service Contract, dated July 1, 2007, will terminate, and (c) Tri‑State will retire and MPEI will relinquish its rights to any patronage capital retirement or allocation arising from its membership in Tri-State or Tri-State’s furnishing of wholesale electric service to MPEI.

Under the Withdrawal Agreement, MPEI is required to pay Tri-State prior to the February 1, 2025 withdrawal date the amount calculated pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of January 24, 2025 (“Final Payment Amount”). The Withdrawal Agreement specifies an estimated Final Payment Amount of $71,408,697.64 that was calculated in accordance with the April Version Rate Schedule 281. The Final Payment Amount specified in the Withdrawal Agreement is estimated because the patronage capital credit and regulatory liabilities credit that are part of the inputs in the Final Payment Amount are estimates. Thirty days prior to February 1, 2025, Tri-State will provide MPEI a finalized amount reflecting adjustments for patronage capital credit and regulatory liabilities credit or as otherwise directed by FERC.

The Withdrawal Agreement also provides for a Final Payment Amount true-up to occur in the event such rate schedule and amount paid are modified after January 24, 2025 pursuant to a subsequent final and non-appealable FERC order.

The Withdrawal Agreement provides that the withdrawal of MPEI is subject to MPEI’s payment of the Final Payment Amount. In addition, the Withdrawal Agreement includes default provisions, including Tri-State termination rights of the Withdrawal Agreement for non-payment by MPEI of the Final Payment Amount and termination rights of either party for a material default. The Withdrawal Agreement becomes effective upon the date specified by FERC.

A copy of the Withdrawal Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.
Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, FERC’s acceptance of the terms contained in the Withdrawal Agreement, FERC’s acceptance of the April Version Rate Schedule 281, the Final Payment Amount, and if MPEI will withdraw. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibits hereto, and on the current expectations of management and are not predictions of actual events.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Membership Withdrawal Agreement, between Tri-State Generation and Transmission Association, Inc. and Mountain Parks Electric, Inc., dated October 11, 2024

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: October 15, 2024	By:	/s/ Todd E. Telesz
Todd E. Telesz
Senior Vice President/Chief Financial Officer